ADMINISTRATOR
      AQUILA MANAGEMENT CORPORATION
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT ADVISER
      STCM MANAGEMENT CORPORATION, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

TRUSTEES
      Lacy B. Herrmann, Chairman
      Theodore T. Mason, Vice Chairman
      Paul Y. Clinton
      Diana P. Herrmann
      Anne J. Mills
      Cornelius T. Ryan

OFFICERS
      Lacy B. Herrmann, President
      Charles E. Childs, III, Senior Vice President
      Diana P. Herrmann, Vice President
      John M. Herndon, Vice President & Assistant Secretary
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary

TRANSFER AND SHAREHOLDER SERVICING AGENT
      PFPC INC.
      400 Bellevue Parkway
      Wilmington, Delaware 19809

CUSTODIAN
     BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

INDEPENDENT AUDITORS
      KPMG LLP
      345 Park Avenue
      New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT
JUNE 30, 1999

(Logo of CCMT: triangle which contains a wave pattern in the left half and a grain of wheat in the right half. Beneath this triangle are three words: stability * liquidity * yield)

CAPITAL CASH
MANAGEMENT TRUST

A CASH MANAGEMENT INVESTMENT

(Logo of the Aquila Group of Funds: an eagle's head)

ONE OF THE
AQUILAsm GROUP OF FUNDS


(Logo of CCMT: triangle which contains a wave pattern in the left half and a grain of wheat in the right half. Beneath this triangle are three words: stability * liquidity * yield)

CAPITAL CASH MANAGEMENT TRUST

ANNUAL REPORT

August 5, 1999


Dear Investor:

        We are pleased to provide you with the Annual Report for Capital Cash Management Trust for the fiscal year ended June 30, 1999.

        The economic climate and the Federal Reserve's monetary policy once again had an impact on the short-term debt markets during the Trust's current report period.

        Throughout the report period, U.S. consumers provided support for the global economy. Spending by consumers continued to set records and American households on average spent nearly every dollar of income they earned. Led by a surge in consumer spending that was fueled by high employment and rising incomes, the U.S. economy grew at an annualized rate of 4.9% during the second half of 1998 followed by a 3.3% annualized rate during the first half of 1999. Notwithstanding the economy's torrid growth and the impressive employment outlook, the current low level of inflation - less than 2% - continued at the rate we have experienced over the past several years.

        A key event during this Annual Report period was the economic turmoil in Southeast Asia, Russia, Japan and Latin America. The difficulties experienced in these areas resulted in weak currencies which helped keep U.S. inflation in check.

        Keeping a watchful eye on world events, the Federal Reserve responded with a three-step interest rate reduction during the Trust's fiscal year. The federal funds rate was lowered 0.75 of 1% from 5.50% to 4.75%. The Fed's move was to maintain the momentum of the U.S. economy by providing liquidity to the global financial system.

        However, this spring, the Federal Reserve became concerned that the U.S. economy might be growing too rapidly. Such rate of growth coupled, with low unemployment, could lead to higher levels of inflation. This primarily would result in increased stress on labor markets and would potentially put additional upward pressure on wages and ultimately prices. In testimony before the Joint Economic Committee of Congress, Federal Reserve Chairman Alan Greenspan, noted that the financial markets had recovered from last fall's near paralysis that caused the Fed to cut the federal fund's rate by
0.75 of 1%. He further testified that unless something slows down the economy, a rise in inflation is nearly inevitable. Indeed, on June 30, 1999, the Fed voted to raise short-term interest rates 0.25 of 1% to 5.00% and we would not be surprised if further rate hikes may be in the offing.

        As mentioned in previous report letters, yields on money market funds, like the Trust, move in concert with interest rate policies pursued by the Federal Reserve. As an example, at June 30, 1999, the seven-day yield of the Trust was 4.53% compared to 5.25% for the seven-day period ended June 30, 1998. As of the date of this Annual Report letter, the seven-day yield has risen to 4.73%.

        The Trust's Investment Adviser, STCM Management Company, Inc., continues to act with a high level of prudence. The Adviser very carefully examines the creditworthiness and marketability of all issuers of securities utilized in the Trust's investment portfolio. Investors in the Trust can take comfort in knowing that those securities in the Trust will be chosen on the basis of possessing high quality and minimal credit risk in order to ensure maximum safety for investors' cash reserves.

        Your use of Capital Cash Management Trust is greatly appreciated. You can be assured that every effort will be expended by all associated with the Trust to merit your continued confidence.


                                        Sincerely,

Lacy B. Herrmann
Chairman, Board of Trustees

Charles E. Childs, III
Senior Vice President and
  Portfolio Manager

(Logo of KPMG LLP: Four black rectangles with the letters KPMG in front)

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Capital Cash Management Trust:

        We have audited the accompanying statement of assets and liabilities of Capital Cash Management Trust, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Cash Management Trust as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/  KPMG LLP
--------------


New York, New York
July 27, 1999

CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF INVESTMENTS
JUNE 30, 1999


    FACE
   AMOUNT      COMMERCIAL PAPER - 22.4%                                                         VALUE
               AUTOMOTIVE - 9.2%
$   75,000     Ford Motor Credit Corp., 5.01%, 07/29/99                                   $      74,708
    75,000     General Motors Acceptance Corp., 4.97%, 07/30/99                                  74,700
                                                                                                149,408
               Finance - 4.6%
    75,000     Norwest Financial Inc., 4.86%, 07/06/99                                           74,949

               Insurance - 4.3%
    70,000     Prudential Funding Corp., 5.06%, 07/26/99                                         69,754

               Travel & Leisure Services - 4.3%
    70,000     American Express Credit Corp., 4.84%, 07/09/99                                    69,925

                   Total Commercial Paper                                                       364,036

               U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 78.4%
               Federal Farm Credit Bank,
   155,000         4.50%, 07/01/99                                                              155,000
    77,000         4.71%, 07/08/99                                                               76,929
    50,000         5.01%, 08/05/99                                                               49,756
               Federal Home Loan Mortgage Corporation,
   100,000         4.80%, 07/12/99                                                               99,853
    90,000         4.85%, 07/13/99                                                               89,855
    75,000         4.83%, 07/14/99                                                               74,869
    60,000         4.83%, 07/19/99                                                               59,855
               Federal National Mortgage Association,
    70,000         4.77%, 07/07/99                                                               69,944
   100,000         4.83%, 07/16/99                                                               99,799
    75,000         4.88%, 07/20/99                                                               74,808
    78,000         4.81%, 07/22/99                                                               77,781
    50,000         5.01%, 08/09/99                                                               49,729
    64,000         4.83%, 09/10/99                                                               63,390
               Student Loan Marketing Association,
   225,000         4.55%, 07/01/99                                                              225,000

                   Total U.S. Government Agency Discount Notes                                1,266,568

                   Total Investments  (cost $1,630,604*)                        100.8%        1,630,604
                   Liabilities  in excess of other assets                        (0.8)          (14,301)
                   Net Assets                                                   100.0%    $   1,616,303



                   (*) Cost for Federal tax purposes is identical.

See accompanying notes to financial statements.


CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
    Investments at value (cost $1,630,604)                                                $   1,630,604
    Cash                                                                                             32
    Due from Administrator for reimbursement of expenses                                          2,230
    Other assets                                                                                  2,485
      Total assets                                                                            1,635,351

LIABILITIES

    Accrued expenses                                                                             12,138
    Dividends payable                                                                             6,910
      Total liabilities                                                                          19,048

NET ASSETS (equivalent to $1.00 per share on 1,616,303 shares outstanding)                $   1,616,303


Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $.01 per share    $      16,163
    Additional paid-in capital                                                                1,600,140
                                                                                          $   1,616,303


See accompanying notes to financial statements.


CAPITAL CASH MANAGEMENT TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
        Interest Income                                                                                     $   86,293

Expenses:
        Investment Adviser fees (note 2)                                                   $    3,370
        Administrator fees (note 2)                                                             2,527
        Trustees' fees and expenses                                                            11,376
        Legal fees                                                                              8,767
        Audit and accounting fees                                                               8,550
        Shareholders' reports                                                                   8,094
        Registration fees and dues                                                              8,028
        Transfer and shareholder servicing agent fees                                           4,359
        Custodian fees                                                                          2,648
        Miscellaneous                                                                           1,405
                                                                                               59,124

        Investment Advisory fees waived (note 2)                                               (3,370)
        Administration fees waived (note 2)                                                    (2,527)
        Reimbursement of expenses by Administrator (note 2)                                   (46,397)
        Expenses paid indirectly (note 4)                                                         (91)
              Net expenses                                                                                       6,739
              Net investment income                                                                         $   79,554


See accompanying notes to financial statements.


CAPITAL CASH MANAGEMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED  JUNE 30,
                                                                                               1999             1998
FROM INVESTMENT ACTIVITIES:
Net investment income                                                                    $     79,554     $     84,332
Dividends to shareholders ($0.0473 and $0.0521 per share,
    respectively)                                                                             (79,554)         (84,332)
Change in net assets derived from investment activities                                          -                -

FROM CAPITAL SHARE TRANSACTIONS:

                                                                SHARES
                                                           YEAR ENDED JUNE 30,
                                                        1999                1998
Proceeds from shares sold                             1,785,654          1,888,398          1,785,654        1,888,398
Reinvested dividends                                     79,007             81,780             79,007           81,780
Cost of shares redeemed                              (1,861,127)        (1,792,565)        (1,861,127)      (1,792,565)
    Change in net assets from
       capital share transactions                         3,534            177,613              3,534          177,613
Change in net assets                                                                            3,534          177,613

NET ASSETS:
    Beginning of period                                                                     1,612,769        1,435,156
    End of period                                                                        $  1,616,303     $  1,612,769


CAPITAL CASH MANAGEMENT TRUST
NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Capital Cash Management Trust (the "Trust") is a Massachusetts business trust established on August 20, 1976 as a successor to the money-market fund, the STCM Corporation, which commenced operations on July 8, 1974.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     a) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

     b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

     c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

     d) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day in order to compare the value of the collateral to the amount of the loan (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon. If the value of the collateral is less than 102% of the loan plus the accrued interest thereon, additional collateral is required from the borrower.

     e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     STCM Management Company, Inc. (the "Adviser") is the Investment
Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services
for which it receives a fee which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.20% of the Trust's average daily net assets. The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator") to provide all administrative services to the Trust other than those relating to the investment portfolio and the accounting records. The Administrator receives a fee for such services which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.15% of the Trust's average daily net assets. Details regarding the services provided by the Adviser and the Administrator are provided in the Trust's Prospectus and Statement of Additional Information.

     The Adviser and the Administrator each has agreed that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 1.5% of the first $30 million of average annual net assets of the Trust plus 1% of its average annual net assets in excess of $30 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during the year ended June 30, 1999 inasmuch as the Adviser and the Administrator voluntarily waived their entire fees in the amount of $3,370 and $2,527, respectively. In addition, in order to comply with this expense limitation, the Administrator reimbursed expenses in the amount of $31,563. Also, the Administrator has undertaken to waive fees or reimburse the Trust to the extent that annual expenses exceed
0.60 of 1% of average net assets in any fiscal year and therefore reimbursed expenses in an additional amount of $11,474. Further, the Administrator voluntarily reimbursed additional expenses of $3,360. For the year ended June 30, 1999, these expense reimbursements amounted to $46,397. Of this amount, $44,167 was paid prior to June 30, 1999 and the balance was paid in early July 1999.

     Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid to the Distributor for such share distribution.

3. DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payment monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

4. EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

CAPITAL CASH MANAGEMENT TRUST
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              YEAR ENDED JUNE 30,
                                                              1999        1998        1997        1996        1995
Net Asset Value, Beginning of Period                        $1.0000     $1.0000     $1.0000     $1.0000     $1.0000

Income from Investment Operations:
    Net investment income                                    0.0473      0.0521      0.0489      0.0518      0.0497

Less Distributions:
    Dividends from net investment income                    (0.0473)    (0.0521)    (0.0489)    (0.0518)    (0.0497)

Net Asset Value, End of Period                              $1.0000     $1.0000     $1.0000     $1.0000     $1.0000

Total Return (%)                                               4.84        5.33        5.00        5.29        5.09

Ratios/Supplemental Data
    Net Assets, End of Period ($ in thousands)                1,616       1,613       1,435       1,765       1,660
    Ratio of Expenses to Average Net Assets (%)                0.41        0.40        0.41        0.41        0.42
    Ratio of Net Investment Income to Average Net
      Assets (%)                                               4.72        5.21        4.88        5.16        4.98

The expense and net investment income ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Administrator's expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)                3.51        5.14        6.48        5.74        5.00
    Ratio of Net Investment Income (Loss) to Average
      Net Assets (%)                                           1.62        0.47       (1.19)      (0.17)      (0.40)

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)                0.40        0.40        0.40        0.40        0.40

See accompanying notes to financial statements.


PREPARING FOR YEAR 2000 (UNAUDITED)

            The Trustees and officers of the Trust have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize or eliminate any potential impact upon the Trust and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Trust are ready by the beginning of the year 2000.

            The Trust is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Trust's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

            The Trust has NOT incurred, nor is anticipated to incur, any costs related to Y2K. All such costs are being incurred by the respective vendors.

            As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Trust will be significantly affected by year 2000 problems.

            We will continue to keep you up-to-date through future communications.




FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

            This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF THE SHAREHOLDERS IS REQUIRED.

            For the fiscal year ended June 30, 1999, the total amount of dividends paid by Capital Cash Management Trust was ordinary dividend income.

            Prior to January 31, 1999, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1998 CALENDAR YEAR.